                                                                   Exhibit 10.29

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


             This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is made and entered into effective as of the 31st day of March 1996, by and between NORTH COAST ENERGY, INC., a Delaware corporation (the "Borrower") and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                              W I T N E S S E T H:

             WHEREAS, the parties hereto have entered into the Credit Agreement dated September 20, 1993, as amended by that certain First Amendment to Credit Agreement effective as of March 16, 1994, as further amended by that certain Second Amendment to Credit Agreement effective as of January 13, 1995, and as further amended by that certain Third Amendment to Credit Agreement effective as of August 8, 1995 (as amended, the "Agreement"), pursuant to which the Lender has extended credit to the Borrower; and

             WHEREAS, the parties to the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

             NOW, THEREFORE, in consideration, of the mutual covenants and agreements contained in the Agreement and this Fourth Amendment, the parties hereto agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         1.1 Terms Defined Above. As used herein, each of the terms "Agreement", "Borrower", "Fourth Amendment" and "Lender" shall have the meaning assigned to such term hereinabove.

         1.2 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

         1.3 References. References in this Fourth Amendment to Article or Section numbers shall be to Articles and Sections of this Fourth Amendment, unless expressly stated to the contrary. References in this Fourth Amendment to "hereby", "herein", "hereinafter", hereinabove", "hereinbelow", "hereof", and "hereunder" shall be to this

Fourth Amendment in its entirety and not only to the particular Article or
Section in which such reference appears.

         1.4 Articles and Sections. This Fourth Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Second Fourth Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

         1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II

                            AMENDMENTS TO AGREEMENT

             The Borrower and the Lender hereby amend the Agreement in the following particulars, effective as of and after the effective date of this Fourth Amendment:

         2.1 Amend of Section 1.2. The definition of "Commitment Amount" in Section 1.2 of the Agreement is hereby amended to read as follows:

                  "Commitment Amount" shall mean the amount of $9,500,000, as such amount is reduced pursuant to Section 2.1.

         2.2 Amendment of Section 2.1. The last sentence of Section 2.1 of the Agreement is hereby amended to read as follows:

             "Commencing on May 1, 1996 and continuing thereafter on the first day of each calendar month through the date of the next Borrowing Base determination, the Commitment Amount shall be reduced by $110,000, and thereafter reduced on the first day of each calendar month in the amount determined by the Lender in connection with any redetermination of the Borrowing Base made in accordance with Section 2.8"

         2.3 Amendment of Section 2.8(a). Section 2.8(a) of the Agreement is hereby amended to read as follows:

             "(a) The Borrowing Base as of the date of the Fourth Amendment to this Agreement is acknowledged by the Borrower and the Lender to be $9,500,000."

         2.4 Amendment of Section 2.8(b). Section 2.8(b) of the Agreement is hereby amended to read as follows:

             "(b) The Borrowing Base shall be redetermined semi-annually on the basis of financial and engineering information supplied by the Borrower in compliance with the provisions of this Agreement, including, without limitation, Reserve Reports, and all other information available to the Lender. Notwithstanding the foregoing, the Lender may, at its discretion if it reasonably determines a need therefor, redetermine the Borrowing Base, the amount by which the Commitment Amount reduces, and the amount of any increase in the Commitment Amount at any time and from time to time".

         2.4 Amendment of Section 2.8(c). Section 2.8(c) of the Agreement is hereby amended to read as follows:

             "(c) Upon each determination of the Borrowing Base by the Lender, the Lender shall notify the Borrower verbally (confirming such notice promptly in writing) of such determination, and the Borrowing Base, the amount by which the Commitment Amount is to be reduced, and any increase in the Commitment Amount, if applicable, so communicated to the Borrower shall not become effective until at least 10 days from the date of such verbal notification and shall remain in effect until the next subsequent determination of the Borrowing Base."

                                  ARTICLE III

                                   CONDITIONS

           The obligation of the lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

         3.1 Receipt of Documents and Other Items. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

         (a) multiple counterparts of this Fourth Amendment executed by the Borrower, as requested by the Lender;

         (b)     Notice of Final Agreement; and

         (c)     a Facility Fee in the amount of $10,000.

         3.2 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and in any other Loan Document shall be true and correct, except as affected by the transactions contemplated in the Agreement and this Fourth Amendment.

         3.3 Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

           The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement and set forth in any other Loan Document to which it is a party, and represents and warrants that all such representations and warranties remain true and unbreached, except as affected by the transactions contemplated in the Agreement and this Fourth Amendment.

                                   ARTICLE V

                                  RATIFICATION

           Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents to which it is a party, in all things in accordance with the terms and provisions thereof, as amended by this Fourth Amendment.

                                   ARTICLE VI

                                 MISCELLANEOUS

         6.1 Scope of Amendment. The scope of this Fourth Amendment is expressly limited to the matters addressed herein and this Fourth Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Fourth Amendment.

         6.2 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Fourth Amendment.

         6.3 Parties in Interest. All provisions of this Fourth Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender, and their respective successors and assigns.

         6.4 Rights of Third Parties. Subject to the provisions of Section 6.3, all provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

         6.5 ENTIRE AGREEMENT. THIS FOURTH AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE BORROWER AND THE LENDER WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FOURTH AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

         6.6 GOVERNING LAW. THIS FOURTH AMENDMENT SHALL CONSTITUTE A CONTRACT ENTERED INTO UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

         6.7 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS FOURTH AMENDMENT, THE AGREEMENT, OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

         6.8 WAIVER OF RIGHTS TO JURY TRIAL. THE BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR

OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF THIS FOURTH AMENDMENT, THE AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS FOURTH AMENDMENT, THE AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS FOURTH AMENDMENT.

           IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement is executed effective as of the date first hereinabove written.

                                       NORTH COAST ENERGY, INC.

                                       By: /s/ Charles M. Lombardy, Jr.
                                          --------------------------------
                                               Charles M. Lombardy, Jr.
                                               Chief Executive Officer

                                       BANK ONE, TEXAS,
                                       NATIONAL ASSOCIATION

                                       By: /s/ Christine M. Macan
                                          --------------------------------
                                       Name:   Christine M. Macan
                                            ------------------------------
                                       Title:  Vice President
                                             -----------------------------

                           NOTICE OF FINAL AGREEMENT

TO:      North Coast Energy, Inc. ("Borrower")
         5311 Northfield Road
         Bedford Heights, Ohio 44146

         As of the effective date of this Notice, Borrower and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank") have consummated a transaction pursuant to which Bank has agreed to make a loan or loans to Borrower, to renew and extend an existing loan or loans to Borrower, and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount up to $9,500,000 (collectively, whether one or more, the "Loan").

         In connection with the Loan, Borrower and Bank have executed and delivered and may hereafter execute and deliver certain agreements, instruments, and documents (collectively hereinafter referred to as the "Written Loan Agreement").

         It is the intention of the Borrower and Bank that this Notice be incorporated by reference into each of the written agreements, instruments, and documents comprising the Written Loan Agreement. Borrower and Bank each warrants and represents that the entire agreement made and existing by or among Borrower and Bank with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among Borrower and Bank that are not reflected in the Written Loan Agreement.

         THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Effective Date:  March 31, 1996

                                       BANK ONE, TEXAS,
                                       NATIONAL ASSOCIATION

                                       By: /s/ Christine M. Macan
                                          --------------------------------
                                       Name:   Christine M. Macan
                                            ------------------------------
                                       Title:  Vice President
                                             -----------------------------


                      (Signatures Continued on Next Page)

                                        ACKNOWLEDGED AND AGREED:

                                        NORTH COAST ENERGY, INC.

                                        By: /s/ Charles M. Lombardy, Jr.
                                           -------------------------------
                                                Charles M. Lombardy, Jr.
                                                Chief Executive Officer